Note 18 - Income Taxes (Details Textual) - USD ($) $ in Millions	12 Months Ended
	Jan. 31, 2021	Jan. 31, 2020	Jan. 31, 2019
Income Before Taxes, Percent	26.00%	23.00%	21.00%
Effective Income Tax Rate Reconciliation, Percent, Total	5.00%	11.00%	15.00%
Undistributed Earnings of Foreign Subsidiaries	$ 432.7
Liability for Uncertainty in Income Taxes, Noncurrent	8.4
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	8.2
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Amount of Unrecorded Benefit	1.5
Volunatry Change Elected to Adopt in Accounting for Deferred Revenue for Income Tax Purposes in the United States [Member]
Current Federal Tax Expense (Benefit)	(9.3)
Deferred Federal Income Tax Expense (Benefit)	$ 9.3